UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, Perpetual Preferred Stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 9, 2022, CNB Financial Corporation (the “Corporation”), the parent company of CNB Bank (the “Bank”), announced that Joseph B. Bower, Jr., President and Chief Executive Officer of the Corporation and Chief Executive Officer of the Bank, will retire from such positions effective December 31, 2022 and July 1, 2022, respectively.

The Corporation also announced that, on February 8, 2022, the Board of Directors of the Corporation appointed Michael Peduzzi, who currently serves as President and Chief Operating Officer of the Bank, to succeed Mr. Bower as President and Chief Executive Officer of the Corporation, effective December 31, 2022, and Chief Executive Officer of the Bank, effective July 1, 2022. Mr. Peduzzi will continue to serve as President and Chief Operating Officer of the Bank prior to such times.

Mr. Peduzzi, 56, has over 34 years of experience working for companies in the banking and financial services industry. Prior to joining the Bank in August 2021, Mr. Peduzzi served as the Senior Vice President and Chief Financial Officer of Mid Penn Bancorp, Inc. from 2016 through August 2021. He has also held executive roles at Codorus Valley Bancorp, Union National Financial Corp and Keystone Financial Inc. Mr. Peduzzi graduated from The Pennsylvania State University with a Bachelor of Science degree in Accounting, and is a Pennsylvania-licensed Certified Public Accountant and a member of both the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

A copy of the press release announcing Mr. Bower’s retirement and Mr. Peduzzi’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated February 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: February 9, 2022	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer